                       LINCOLN NATIONAL LIFE INSURANCE COMPANY
                                 eANNUITY APPLICATION

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                    CONTRACT OWNER                                    JOINT CONTRACT OWNER: (MAY ONLY BE SPOUSE, EXCEPT IN OR)

                    -----------------------------------------         -----------------------------------------
                    Full Legal Name                                   Full Legal Name

NOTE: MAXIMUM       -----------------------------------------         -----------------------------------------
AGE OF CONTRACT     Street Address                                    Street Address
OWNER IS 85
                    -----------------------------------------         -----------------------------------------
                    Street Address(continued)                         Street Address(continued)

                    -----------------------------------------         -----------------------------------------
                    City          State           ZIP                 City            State              ZIP

                    -----------------------------------------         -----------------------------------------
                    email address                                     mail address

                    Social Security #                                 Social Security #
                                     ------------------------                          ------------------------
                    Date of Birth:                                    Date of Birth:
                                  ---------------------------                       ---------------------------
------------------------------------------------------------------------------------------------------------------------------------

         ANNUITANT(s)
                             ---------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

         PRIMARY BENEFICIARY        SOCIAL SECURITY #                 CONTINGENT BENEFICIARY(S)        SOCIAL SECURITY #
         -------------------        -----------------                 -------------------------        -----------------




------------------------------------------------------------------------------------------------------------------------------------

         CONTRACT TYPE
                             ---------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

     ALLOCATION        After the free look period, please allocate my initial purchase payment of  $__________ as follows:

THIS ALLOCATION                            LINCOLN NATIONAL FUNDS                              DELAWARE SERIES
WILL APPLY TO            %  Growth and Income             %  Global Asset Allocation          %  Trend
FUTURE PRUCHASE          %  Bond                          %  Equity Income                    %  Decatur Total Return
PAYMENTS UNLESS          %  Money Market                  %  Aggressive Growth                %  Global Bond
OTHERWISE                %  Managed                       %  Capital Appreciation
SPECIFIED THROUGH        %  Special Opportunities         %  Social Awareness
THE INTERNET             %  International
SERVICE CENTER
------------------------------------------------------------------------------------------------------------------------------------

         REPLACEMENTS
         Will the proposed contract replace any existing annuity or insurance contract (including any Lincoln National Life contracts) which have been, or are being, reduced in premium amount, placed on paid-up, or surrendered?  ____  Existing company _______________________________________________  Address ___________________________________________  Policy number
         __________________   Approximate amount $________________
------------------------------------------------------------------------------------------------------------------------------------


         SUITABILITY                                                 FINANCIAL OBJECTIVES:
         Number of dependents ____                                   ___ Long term growth
         Total family income  $_________________________             ___ Maximum capital appreciation
         Estimated net worth  $_________________________             ___ Preservation of capital
                                                                     ___ Income
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

Form 28978                                                                                                                    Page 1

                       LINCOLN NATIONAL LIFE INSURANCE COMPANY
                                 eANNUITY APPLICATION

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

         INTERNET SERVICE CENTER AND TELEPHONE AUTHORIZATION
         I hereby consent to receive all documents, including, without limitation, the annuity contract, required in connection with the variable annuity through the Internet Service Center. I hereby authorize and direct Lincoln National Life Insurance
         Company to accept any instructions received through the Internet Service Center or by telephone from any person who can furnish proper identification.  The undersigned agrees that LNL is not liable for any loss arising from following any such instructions.
         INITIAL OF CONTRACT OWNER:_______________

------------------------------------------------------------------------------------------------------------------------------------

         AUTOMATIC BANK DRAFT
         TO:
            -------------------------------------------               -------------------------------------------
            Bank Name                                                 ABA NUMBER

            -------------------------------------------               -------------------------------------------
            Bank street address                                       City            State             ZIP

            Automatic bank draft start date:                                                         $
                                            -----------               ----------------------------   -------------
                                                                      Checking account number        Monthly amount

         I/We hereby request and authorize you to pay and charge to my/our account checks or electronic fund transfer debits processed by and payable to the order of Lincoln Life, P.O. Box 2348, Fort Wayne, IN 46801-2348, provided there are sufficient collected funds in said account to pay the same upon presentation.  It will not be necessary for any officer or employee of Lincoln Life to sign such checks.  I/We agree that your rights in respect to each such check shall be the same as if it were a check drawn on you and signed personally by me/us.  This authority is to remain in effect until revoked by me/us, and until you actually receive such notice I/we agree that you shall be fully protected in honoring any such check or electronic fund transfer debit.  In addition to regular bank draft I/We authorize such ad hoc drafts as are requested through the Internet Service Center.  I/We further agree that if any such check or electronic fund transfer debit be dishonored, whether with or without cause and whether intentionally or inadvertently, you shall be under no liability whatsoever even though such dishonor results in the forfeiture of insurance or investment loss to me/us.

         ------------------------------------------------             -----------------------------------------------
         Signature(s) EXACTLY as shown on bank records                Signature(s) EXACTLY as shown on bank records

                                        Date                                                         Date
         ------------------------------     -----------------         ------------------------------     -----------------
         Print full legal name(s)                                     Print full legal name(s)
------------------------------------------------------------------------------------------------------------------------------------

         SIGNATURES
         Under penalty of perjury the Contract Owner certifies that the social security (or taxpayer ID) number is correct as it appears in this application.  I acknowledge receipt of a Prospectus.  I agree to accept the copy of the application (without original signature) delivered to me with the LNL contract as a binding, valid contract.
         Documents will be considered delivered when LNL places them in the Contract Owner's personal folder at the
         Internet Service Center. I UNDERSTAND ALL PAYMENTS AND VALUES PROVIDED BY THIS CONTRACT ARE BASED ON THE
         INVESTMENT EXPERIENCE OF A VARIABLE ACCOUNT AND SO ARE VARIABLE AND ARE NOT GUARANTEED TO A FIXED DOLLAR AMOUNT.


         Application signed at:
                               --------------------------------------------------------

                                        Date                                                              Date
         ------------------------------     -----------------         -----------------------------------     -----------------
         Signature of Contract Owner                                  Signature of Joint Contract Owner

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

Form 28978                                                                                                                    Page 2